Nicor Inc.
                                                                       Form 10-Q
                                                                   Exhibit 10.03


                               FIRST AMENDMENT TO
                                 NICOR INC. 1995
                              DIRECTORS STOCK PLAN
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      This First Amendment to the Nicor Inc. 1995 Directors Stock Plan (the
"Plan") is effective beginning as of the annual meeting of shareholders of the Company in 2004 by amending the Plan as follows:

      1.   By substituting the following for Section 2.1:

           "2.1 General
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                (a) As of the Award Date for each Plan Year, each Director who is an Eligible Director both on the first day of that Plan Year and on such Award Date shall be granted an "Award" for the year equal to the Fair Market Value of 600 shares of common stock of the Company ("Stock") on such date. The Award will be payable in cash (a "Cash Distribution") or at the election of the Director, one-half of the Award may be paid in the form of Stock (a "Stock Award").

                (b) A Director who becomes an Eligible Director during a Plan Year on a date other than the first day of the Plan Year, shall receive an Award on the date on which he becomes an Eligible Director; provided, however, the amount of shares of Stock subject to such Award for the year shall be prorated to reflect the portion of the Plan Year in which he is an Eligible Director and the dollar value of such Award will equal the Fair Market Value of the shares of Stock subject to such Award on such date. Such Award will be payable only in the form of a Cash Distribution.

                (c) A Director who ceases to be an Eligible Director during a Plan Year for any reason other than death or Disability prior to the Award Date for the year shall not be entitled to receive an Award for the year. An Eligible Director who ceases to be a Director prior to the Award Date for the year by reason of death or Disability will remain eligible to receive an Award for such year."

      2.   By substituting the following for Section 2.2(a):

                "(a) The term "Award" shall mean the Fair Market Value of 600 shares of Stock, or such prorated amount as determined under Section 2.1(b) granted to an Eligible Director."

                           * * * * * * *

      I, Paul C. Gracey, Jr., Secretary of Nicor Inc., do hereby certify that the terms of this First Amendment were approved at a meeting of the Board of Directors of the Company on February 17, 2004.

Dated:    April 28, 2004                  /s/  PAUL C. GRACEY, JR.
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                                          Secretary as Aforesaid